LETTER OF TRANSMITTAL

		  To Tender Shares of 9 1/4% Preferred Stock,
		      Series B (the "Series B Preferred")

				      of

				SUNAMERICA INC.


	Pursuant to the offer by SUNAMERICA CAPITAL TRUST I to exchange
	  its    % Trust Originated Preferred Securities ("TOPrSSM"),
	 for up to 5,500,000 outstanding shares of Series B Preferred


   THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
      NEW YORK CITY TIME, ON MAY   , 1995, UNLESS THE OFFER IS EXTENDED.


   The Exchange Agent for the Offer is:  The First National Bank of Chicago

      By Hand or Overnight Courier         By Hand or Overnight Courier in
	       in Chicago:                              New York:

The First National Bank of Chicago,            First Chicago Trust Company of
	    Exchange Agent                                 New York
       One North State Street                           14 Wall Street
	       9th Floor                              8th Floor - Window 2
  Attention:  Securities Processing                New York, New York 10005
	     Suite 0124
       Chicago, Illinois  60602

				   By Mail:
		  (registered or certified mail recommended)

		      The First National Bank of Chicago,
				 Exchange Agent
		     Registered Securities Processing Unit
			   One First National Plaza
				  Suite 0124
			 Chicago, Illinois  60670-0124

			  By Facsimile Transmission:
		       (For Eligible Institutions Only)

		       (312) 407-1067 or (212) 240-8938

	       Confirm Receipt of Notice of Guaranteed Delivery
				 by Telephone:

	     (800) 524-9472 (Chicago) or (212) 240-8800 (New York)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
				FORTH ABOVE OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.



SM "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.




      This Letter of Transmittal is to be completed by holders of shares of Series B Preferred, either (i) if certificates for shares of Series B Preferred are to be forwarded herewith or (ii) unless an Agent's Message (as defined in the accompanying Offering Circular/Prospectus of SunAmerica Inc. and SunAmerica Capital Trust I dated April , 1995 (the "Offering Circular/Prospectus")) is utilized, if tenders of shares of Series B Preferred are to be made by book-entry transfer into the account of The First National Bank of Chicago, as Exchange Agent (the "Exchange Agent"), at The Depository Trust Company ("DTC") pursuant to the procedures described under "The Offer -- Procedures for Tendering" in the Offering Circular/Prospectus. Holders of shares of Series B Preferred who tender shares of Series B Preferred by book-entry transfer are referred to herein as "Book-Entry Shareholders."


Any holder of Series B Preferred who submits this Letter of Transmittal and tenders shares of Series B Preferred in accordance with the instructions contained herein prior to the Expiration Date (as defined in the Offering Circular/Prospectus) will thereby have directed SunAmerica Capital Trust I
(the "Trust") to deliver its   % Trust Originated Preferred Securities
("TOPrS") (the "Preferred Securities") in exchange for such holder's Series B Preferred and in consideration of the deposit by SunAmerica Inc.
("SunAmerica") with the Trust as trust assets of its   % Junior Subordinated
Debentures, Series A, due 2044 (the "Junior Subordinated Debentures") as set forth in the Offering Circular/Prospectus. Tenders of Series B Preferred pursuant to this Letter of Transmittal are subject to withdrawal as described in the Offering Circular/Prospectus under the caption "The Offer -- Withdrawal of Tenders".

	     DESCRIPTION OF SHARES OF SERIES B PREFERRED TENDERED

- -------------------------------------------------------------------------------------------------------------------------------
       Name(s) and Address(es) of Registered Holder(s)                 Shares of Series B Preferred Tendered
		 (Please fill in, if blank)                            (Attach additional list if necessary)
- -------------------------------------------------------------------------------------------------------------------------------
										     Total Number of                Number of
							    Certificate            Shares Represented                Shares
							     Number(s)*             by Certificate(s)*              Tendered**
							   ----------------        ---------------------            -----------






											    Total Shares
- -------------------------------------------------------------------------------------------------------------------------------
 *    Need not be completed by stockholders tendering by book-entry transfer.
**    Unless otherwise indicated, the holder will be deemed to have tendered the full number of shares of Series B Preferred represented by the tendered certificates.  See Instruction 4.
- -------------------------------------------------------------------------------------------------------------------------------




( ) CHECK HERE IF TENDERED SHARES OF SERIES B PREFERRED ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:


Name of Tendering
Institution...................................................................

							Account No.
..............................................................................

Transaction Code No.
..............................................................................


( ) CHECK HERE IF TENDERED SHARES OF SERIES B PREFERRED ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:


Name(s) of Tendering Stockholder(s)
..............................................................................

Date of Execution of Notice of Guaranteed Delivery
..............................................................................

Name of Institution which Guaranteed Delivery
..............................................................................

If delivery is by book-entry transfer:

   Name of Tendering Institution
..............................................................................

							Account No.
..............................................................................

Transaction Code No.
..............................................................................


			      __________________


			       SOLICITED TENDERS
			     (SEE INSTRUCTION 11)


   SunAmerica will pay to any Soliciting Dealer, as defined in Instruction 11, a solicitation fee of $__________ per share of Series B Preferred validly tendered and accepted for exchange pursuant to the Offer (as herein defined).

   The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:________________________________________________________________
				 (Please Print)

Name of Individual Broker or Financial Consultant:___________________________

Identification Number (if known):____________________________________________

Address:_____________________________________________________________________
			      (Include Zip Code)

   The following is to be completed ONLY if customer's Series B Preferred held in nominee name are tendered.

BENEFICIAL OWNERS          NUMBER OF SHARES OF SERIES B PREFERRED TENDERED

		     (ATTACH ADDITIONAL LIST IF NECESSARY)

Beneficial Owner No. 1...................................
Beneficial Owner No. 2...................................
Beneficial Owner No. 3...................................

   The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934 and the applicable rules and regulations thereunder, in connection with such solicitations; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (iii) in soliciting tenders of shares of Series B Preferred, it has used no soliciting materials other than those furnished by SunAmerica and the Trust; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.

   The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Exchange Agent.

       SOLICITING DEALERS SEEKING PAYMENT OF A FEE FOR SHARES OF SERIES B PREFERRED BENEFICIALLY OWNED BY SUCH SOLICITING DEALER MUST COMPLETE THE CERTIFICATION BELOW.



		 CERTIFICATION BY TENDERING SOLICITING DEALERS
			     (SEE INSTRUCTION 11)

     The undersigned Soliciting Dealer hereby certifies that the shares of Series B Preferred tendered hereby were acquired by the Soliciting Dealer
(x) after the commencement of the Offer, (y) at a price not in excess of $____ per share of Series B Preferred and (z) from a holder solicited by the Soliciting Dealer. For purposes of clause (z), "solicited" shall mean direct contact (other than the mailing of the Offer materials) with the holder relating to the tender of shares of Series B Preferred beneficially owned by the holder that resulted in the purchase by the Soliciting Dealer of such shares of Series B Preferred.

				       ___________________________________
				       (Name of Soliciting Dealer)


				       By:_____________________________
					  Name:
					  Title:




		    NOTE: SIGNATURES MUST BE PROVIDED BELOW
	      PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

     The undersigned hereby tenders to SunAmerica Capital Trust I, a Delaware statutory business trust (the "Trust"), the above-described shares of 9 1/4% Preferred Stock, Series B, no par value (the "Series B Preferred"), pursuant
to the offer by the Trust to exchange its    % Trust Originated Preferred
Securities (the "Preferred Securities") for up to 5,500,000 shares of Series B Preferred of SunAmerica Inc. ("SunAmerica"), upon the terms and subject to the conditions set forth in the Offering Circular/Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offering Circular/Prospectus, constitute the "Offer"). Shares of Series B Preferred not accepted for exchange because of proration will be returned.


     Subject to and effective upon acceptance for exchange of the shares of Series B Preferred tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to all the shares of Series B Preferred that are being tendered hereby and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Series B Preferred, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such shares of Series B Preferred or transfer ownership of such shares of Series B Preferred on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Exchange Agent for the account of the Trust, (b) present such shares of Series B Preferred for transfer on the books of SunAmerica and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Series B Preferred, all in accordance with the terms of the Offer.


     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the shares of Series B Preferred tendered hereby and to acquire Preferred Securities issuable upon the exchange of such tendered Series B Preferred and that, when the undersigned's shares of Series B Preferred are accepted for exchange, the Trust will acquire good and unencumbered title to such shares of tendered Series B Preferred, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Trust to be necessary or desirable to complete the exchange, assignment and transfer of tendered Series B Preferred or transfer ownership of such Series B Preferred.


     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of shares of Series B Preferred pursuant to any one of the procedures described in "The Offer -- Procedures for Tendering" of the Offering Circular/Prospectus and in the instructions hereto will constitute agreements between the undersigned and the Trust upon the terms and subject to the conditions of the Offer.


     Unless otherwise indicated under "Special Exchange Instructions", please cause Preferred Securities to be issued, and return any shares of Series B Preferred not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of shares of Series B Preferred tendered by book-entry transfer, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail any certificates for shares of Series B Preferred not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any certificates for Preferred Securities, to the undersigned at the address shown below the undersigned's signature(s). If both "Special Exchange Instructions" and "Special Delivery Instruction" are completed, please cause Preferred Securities to be issued, and return any shares of Series B Preferred not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such Series B Preferred or Preferred Securities to, the person(s) so indicated (and in the case of shares of Series B Preferred tendered by book-entry transfer, by credit to the account at DTC so indicated). The undersigned recognizes that the Trust has no obligation, pursuant to the "Special Exchange Instructions", to transfer any shares of Series B Preferred from the name of the registered holder(s) thereof if the Trust does not accept for exchange any of the shares of Series B Preferred so tendered.



SPECIAL EXCHANGE INSTRUCTIONS          SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)       (See Instructions 1, 5 and 7)

To be completed ONLY if certificates   To be completed ONLY if certificates
for Preferred Securities are to be     for shares of Series B Preferred
issued, or beneficial interests in     not tendered or not accepted for
certificates representing              exchange, or certificates for Preferred
Preferred Securities are to be         Securities, are to be mailed to someone
recorded, or certificates for shares   other than the undersigned, or to the
of Series B Preferred not tendered     undersigned at an address other than
or not accepted for exchange are to    that shown below the undersigned's
be issued, or beneficial interests in  signature(s).
global securities representing shares
of Series B Preferred not accepted
for exchange are to be recorded, in
the name of someone other than the
undersigned.

Issue  ()certificates for               Mail () certificates for
	 Preferred Securities                   shares of Series B
	 in name of:                            Preferred to:

Record ()beneficial interests in             () certificates for
	 certificates representing              Preferred Securities to:
	 Preferred Securities to
	 DTC account of:
				       Name...................................
Issue  ()certificates for                              (Please Print)
	 shares of Series B
	 Preferred to:                  Address...............................

Record ()beneficial interests                 ................................
	 in shares of Series B                           (Zip Code)
	 Preferred to DTC
	account of:

Name..................................
	(Please Print)

Address...............................

......................................
	   (Zip Code)

......................................
    (Taxpayer Identification No.)



				   SIGN HERE
		  (Please complete Substitute Form W-9 below)

		   .........................................


		   .........................................
			   Signature(s) of Owner(s)


		   Dated ............................., 1995



		   Name(s)..................................


		   .........................................
				(Please Print)

		   Capacity (full title)....................

		   Address..................................

		   .........................................
			      (Include Zip Code)

		   Area Code and
		   Telephone No.............................


	 (Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for shares of Series B Preferred or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)



			   Guarantee of Signature(s)
			  (See Instructions 1 and 5)

		    Authorized
		    Signature................................


		    Name.....................................
		    Title....................................
		    Address..................................

		    Name of Firm.............................

		    Area Code and
		    Telephone Number.........................

		    Dated ............................., 1995





			 PAYER'S NAME: SUNAMERICA INC.

- ------------------------------------------------------------------------------
Name(s) as shown above on certificate(s) for shares of Series B Preferred
(if joint ownership, list first and circle the name of the person or entity whose number you enter in Part I below).

- ------------------------------------------------------------------------------

Address (if holder does not complete, signature in Part III below will constitute a certification that the address on the reverse hereof is correct).

- ------------------------------------------------------------------------------

City, State, and Zip Code

- ------------------------------------------------------------------------------


SUBSTITUTE                                         Social Security
Form W-9                Part I -- PLEASE              Number
Department of the       PROVIDE YOUR TIN IN        OR
Treasury Internal       THE BOX AT RIGHT AND       ___________________________
Revenue Service         CERTIFY BY SIGNING            Employer
Payer's Request For     AND DATING BELOW              Identification
Taxpayer                                              Number
Identification                                     TIN Applied For ( )
Number (TIN)
And Certification       ------------------------------------------------------

			Part II --
			For Payees exempt from backup withholding, write
			"Exempt" here.

- ------------------------------------------------------------------------------

Part III -- Certification.  Under penalties of perjury, I certify that:

  (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

  (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if you have been notified by the IRS that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE_________________________________________   DATE ____________________

- ------------------------------------------------------------------------------

	    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
	     CHECKED THE BOX IN PART I OF SUBSTITUTE FORM W-9



- ------------------------------------------------------------------------------
	  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

	I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, thirty-one (31) percent of all reportable payments made to me will be withheld until I provide a properly-certified Taxpayer Identification Number to the Exchange Agent.

________________________________________________     _________________________
Signature                                            Date

- ------------------------------------------------------------------------------


			       INSTRUCTIONS

	  Forming Part of the Terms and Conditions of the Offers


	    1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (i) if tendered shares of Series B Preferred are registered in the name(s) of the undersigned and the Preferred Securities to be issued in exchange therefor are to be issued (and any shares of Series B Preferred not tendered or not accepted for exchange are to be returned) in the name of the registered holder(s)
(which term, for the purposes described herein, shall include any participant in DTC whose name appears on a security listing as the owner of shares of Series B Preferred) and (ii) such holder(s) have not completed the instruction entitled "Special Exchange Instructions" or "Special Delivery Instructions" on this Letter of Transmittal. If the tendered shares of Series B Preferred are registered in the name(s) of someone other than the undersigned or if the Preferred Securities to be issued in exchange therefor are to be issued (or shares of Series B Preferred not tendered or not accepted for exchange are to be returned) in the name of any other person, such tendered shares of Series B Preferred must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Trust and duly executed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (any of the foregoing hereinafter referred to as an "Eligible Institution"). See Instruction 5.

	    2. Delivery of Letter of Transmittal and Series B Preferred. This Letter of Transmittal is to be completed by holders of shares of Series B Preferred either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offering Circular/Prospectus) is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth under "The Offer -- Procedures for Tendering -- Book-Entry Transfer" in the Offering Circular/Prospectus. Certificates for shares of Series B Preferred, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such shares of Series B Preferred into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date.

	    If a holder of Series B Preferred desires to participate in the Offer and time will not permit this Letter of Transmittal or shares of Series B Preferred to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received at its office prior to the Expiration Date, a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering Holder, the name(s) in which the shares of Series B Preferred are registered and, if the shares of Series B Preferred are held in certificated form, the certificate numbers of the shares of Series B Preferred to be tendered, and stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the shares of Series B Preferred in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (and any other required documents), or a confirmation of book-entry transfer of such shares of Series B Preferred into the Exchange Agent's account at DTC, will be delivered by such Eligible Institution. Unless the shares of Series B Preferred being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents) or a confirmation of book-entry transfer of such Series B Preferred into the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures is received, the Trust may, at its option, reject the tender.


	    The method of delivery of shares of Series B Preferred and all other required documents, including delivery through DTC, is at the option and risk of the tendering shareholder. If certificates for shares of Series B Preferred are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

	    No alternative, conditional or contingent tenders will be accepted, and no fractional shares of Series B Preferred will be accepted for exchange. By executing this Letter of Transmittal (or facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance of the shares of Series B Preferred for exchange.

	    3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of shares of Series B Preferred should be listed on a separate signed schedule attached hereto.

	    4. Partial Tenders. (Not applicable to Book-Entry Shareholders) If fewer than all the shares of Series B Preferred represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of shares of Series B Preferred which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the shares of Series B Preferred represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the Expiration Date. All shares of Series B Preferred represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

	    5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares of Series B Preferred tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

	    If any of the shares of Series B Preferred tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

	    If any of the shares of Series B Preferred tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

	    If this Letter of Transmittal is signed by the registered holder(s) of the shares of Series B Preferred tendered hereby, no endorsements of certificates or separate stock powers are required unless Preferred Securities issued in exchange therefor are to be issued, or shares of Series B Preferred not tendered or not exchanged are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

	    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of Series B Preferred tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such shares of Series B Preferred. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

	    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Trust of the authority of such person so to act must be submitted.


	    6. Stock Transfer Taxes. SunAmerica will pay all stock transfer taxes, if any, applicable to the exchange of any shares of Series B Preferred pursuant to the Offer. If, however, certificates representing Preferred Securities are to be delivered to, or shares of Series B Preferred not tendered or accepted for exchange, are to be issued in the name of, any person other than the registered holder of the Series B Preferred tendered or if a transfer tax is imposed for any reason other than the exchange of Series B Preferred pursuant to the Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

	    7. Special Exchange and Delivery Instructions. If certificates representing Preferred Securities are to be issued in the name of, or any shares of Series B Preferred not tendered or not accepted for exchange are to be issued or to be returned to, a person other than the person(s) signing this Letter of Transmittal or any certificates for Preferred Securities or certificates for shares of Series B Preferred not tendered or not accepted for exchange are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Book-Entry Shareholders may request that shares of Series B Preferred not accepted for exchange be credited to such account maintained at DTC as such Book-Entry Shareholder may designate under "Special Exchange Instructions". If no such instructions are given, such shares of Series B Preferred not accepted for exchange will be returned by crediting the account at DTC.

	    8. Substitute Form W-9. Under the federal income tax laws, the Exchange Agent may be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. Certain shareholders or payees (including, among others, all corporations and certain foreign individual(s) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

	    9. Waiver of Conditions. The conditions of the Offer may be waived by the Trust from time to time in accordance with, and subject to the limitations described in, the Offering Circular/Prospectus, provided that acceptance of Series B Preferred validly tendered in the Offer is subject to the condition that as of the Expiration Date there be at least 400 record or beneficial holders of Preferred Securities to be issued in exchange of such Series B Preferred, which condition may not be waived.

	    10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offering Circular/Prospectus and this Letter of Transmittal may be obtained from the Trust or the Information Agent at their respective addresses or telephone numbers set forth below.

	    11. Solicited Tenders. SunAmerica will pay to a Soliciting Dealer (as defined herein) a solicitation fee of $_____ per share of Series B Preferred validly tendered and accepted for exchange pursuant to the Offer. For purposes of this Instruction 11, "Soliciting Dealer" includes
(i) any broker or dealer in securities, including the Dealer Manager in its capacity as a dealer or broker, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the Offer. No such fee shall be payable to a Soliciting Dealer in respect of shares of Series B Preferred registered in the name of such Soliciting Dealer unless (i) such shares of Series B Preferred are held by such Soliciting Dealer as nominee and such shares of Series B Preferred are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers) or (ii) such shares of Series B Preferred are being tendered for the benefit of the Soliciting Dealer and such Soliciting Dealer certifies on the Letter of Transmittal or on the Notice of Solicited Tenders that such shares of Series B Preferred were acquired by the Soliciting Dealer (x) after the commencement of the Offer, (y) at a price not in excess of $____ per share of Series B Preferred and (z) from a holder solicited by the Soliciting Dealer. For purposes of clause (z), "solicited" shall mean direct contact (other than the mailing of the Offer materials) with the holder relating to the tender of shares of Series B Preferred beneficially owned by the holder that resulted in the purchase by the Soliciting Dealer of such shares of Series B Preferred. No such fee shall be payable to a Soliciting Dealer with respect to the tender of shares of Series B Preferred by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders" or the Notice of Solicited Tenders accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer with respect to the tender of shares of Series B Preferred by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of SunAmerica, the Trust, the Exchange Agent, the Information Agent or the Dealer Manager.

	    No such fee shall be payable to a Soliciting Dealer unless the Soliciting Dealer returns a Notice of Solicited Tenders to the Depositary within 5 business days after expiration of the Offer.






		      (DO NOT WRITE IN SPACES BELOW)


      Date Received_________ Accepted By________ Checked By__________




Shares of     Shares of    Shares of                  Shares of
Series B      Series B     Series B     No. of        Series B
Preferred     Preferred    Preferred    Preferred     Preferred    Certificate
Surrendered   Tendered     Accepted     Securities    Returned     Block No.
- -----------   ---------    ---------    ----------    ----------   -----------











    __________________________________________________________________

    Delivery Prepared By _________  Checked By_________   Date________


			SunAmerica Capital Trust I


			    c/o SunAmerica Inc.
			    1 SunAmerica Center
		    Los Angeles, California 90067-6022

		      Call Toll-Free:  (800) 871-2000



		  The Information Agent for the Offer is:

			 Georgeson & Company Inc.
			     Wall Street Plaza
			 New York, New York 10005

		      Call Toll-Free:  (800) 223-2064



		   The Dealer Manager for the Offer is:

			    Merrill Lynch & Co.

			  World Financial Center
			     250 Vesey Street
				North Tower
		      New York, New York  10281-1201

			      (212) 449-4906





April  , 1995